SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 23, 2003

           CARNIVAL CORPORATION                           CARNIVAL PLC
           --------------------                           ------------
         (Exact name of registrant                  (Exact name of registrant
         as specified in its charter)              as specified in its charter)

            REPUBLIC OF PANAMA                          ENGLAND AND WALES
            ------------------                          -----------------
       (State or other jurisdiction               (State or other jurisdiction
             of incorporation)                            of incorporation)

                  I-9610                                     I-15136
                  ------                                     -------
         (Commission File Number)                    (Commission File Number)

               59-1562976                                     NONE
               ----------                                     ----
             (I.R.S. Employer                            (I.R.S. Employer
             Identification No.)                        Identification No.)

         3655 N.W. 87TH AVENUE,                      3655 N.W. 87TH AVENUE,
        MIAMI, FLORIDA 33178-2428                    MIAMI, FLORIDA 33178-2428
        -------------------------                    -------------------------
      (Address of principal executive            (Address of principal executive
                  offices)                                   offices)

              (305) 599-2600                             (305) 599-2600
              --------------                             --------------
       (Registrant's telephone number,          (Registrant's telephone number,
             including area code)                      including area code)

Item 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On April 22, 2003, Carnival Corporation issued a press release announcing its intention to raise $500 million through an offering of convertible securities. The press release relating to the offering is attached as Exhibit 99.1 to this report and is incorporated in this item by reference.

                  On April 23, 2003, Carnival Corporation issued a press release relating to the pricing of an offering of $773 million in aggregate principal amount at maturity of its 1.75% convertible senior debentures due 2033, resulting in $500 million gross proceeds to Carnival Corporation. The press release relating to the pricing of the transaction is attached as Exhibit 99.2 to this report and is incorporated in this item by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1              Press Release of Carnival Corporation dated April 22, 2003

99.2              Press Release of Carnival Corporation dated April 23, 2003

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:  April 23, 2003              CARNIVAL CORPORATION



                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  Senior Vice President,
                                                General Counsel and
                                                Secretary

Date:  April 23, 2003              CARNIVAL PLC



                                   By:  /s/ Gerald R. Cahill
                                        ---------------------------------------
                                        Name:   Gerald R. Cahill
                                        Title:  Senior Vice President
                                                Finance and Chief
                                                Financial Officer

                                  Exhibit List


EXHIBIT                                 DESCRIPTION
-------                                 -----------

99.1              Press Release of Carnival Corporation dated April 22, 2003.

99.2              Press Release of Carnival Corporation dated April 23, 2003.